LAND COURT SYSTEM
WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.                Hawaii
720 East Wisconsin Avenue ‑ Rm N16WC            Loan No. 337590
Milwaukee, WI 53202
Attn: Janet Szukalski

SPACE ABOVE THIS LINE FOR RECORDER'S USE

LOAN ASSUMPTION
and AMENDMENT TO LOAN DOCUMENTS

THIS LOAN ASSUMPTION and AMENDMENT TO LOAN DOCUMENTS (this "Assumption and Amendment") is made as of the 17th day of September, 2013, by and between PHSC HOLDINGS, LLC, a Delaware limited liability company ("PHSC"), whose address is: c/o AEW, 601 S. Figueroa Street, Suite 2150, Los Angeles, CA 90017, APB PEARL HIGHLANDS LLC, a Hawaii limited liability company and A & B PEARL HIGHLANDS LLC, a Hawaii limited liability company (collectively, "Transferees" and/or collectively as "Borrower"), whose address is: c/o A & B Properties, Inc., 822 Bishop Street, Honolulu, HI 96813, and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation ("Northwestern" and/or "Lender"), whose address is: 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, and

WHEREAS, pursuant to that certain Application for Mortgage Loan dated August 8, 2006 from AEW/KPERS Acquisitions, LLC as Applicant on behalf of PHSC to Northwestern, as accepted by that certain letter agreement dated August 15, 2006 issued by Northwestern (collectively, the "Commitment"), Northwestern made a loan to PHSC (the "Loan") evidenced by that certain Promissory Note executed by PHSC and dated August 24, 2006 (the "Note"). The Note is secured by a lien against certain property in the City and County of Honolulu, State of Hawaii (the "Property") described in a Mortgage and Security Agreement (the "Lien Instrument") dated August 24, 2006, securing an indebtedness in the original amount of Sixty-Two Million Seven Hundred Fifty Thousand Dollars ($62,750,000.00) executed by PHSC and recorded on September 18, 2006 as Document No. 2006-170631 in the records of Honolulu County, Hawaii, and in that certain Absolute Assignment of Leases and Rents (the "Absolute Assignment") dated as of August 24, 2006 and recorded in said office on September 18, 2006 as Document No. 2006-170632 (the Commitment, this Assumption and Amendment, the Note, the Lien Instrument, and the Absolute Assignment are hereinafter referred to as the "Loan Documents"); and

WHEREAS, in conjunction with the Loan, PHSC executed that certain Environmental Indemnity Agreement (the "Indemnity Agreement") dated as of August 24, 2006; and

WHEREAS, Northwestern has been requested to consent to the sale of the Property (the "Sale") from PHSC to the Transferees and the assumption of the Loan (the "Assumption") by Transferees; and

WHEREAS, a condition precedent to the granting of Northwestern's consent to the Sale and Assumption is that the Transferees enter into this Assumption and Amendment whereby the Transferees assume all of the liabilities and obligations of PHSC under the Loan Documents, whether arising or accruing prior to or after the date of the Sale (the "Loan Obligations"); and

WHEREAS, as a further condition precedent to the granting of Northwestern's consent to the Sale and Assumption is that Transferees and A & B Properties, Inc., a Hawaii corporation ("Properties") enter into Northwestern's form of Environmental Indemnity Agreement and Properties enter into Northwestern's form of Guarantee of Recourse Obligations for the benefit of Lender; and

WHEREAS, PHSC and Transferees are entering into this Assumption and Amendment for the purpose of satisfying the foregoing condition precedent to the granting of Northwestern's consent to the Sale and Assumption.

NOW, THEREFORE, in consideration of the above and of the mutual agreements herein contained, the undersigned parties agree to the following:

1. Unless otherwise defined herein, capitalized words and terms used herein shall have the meanings ascribed to them in the Loan Documents.

2. Northwestern hereby consents to the Sale and the Assumption and agrees that the Sale will not constitute an Event of Default or cause an acceleration of the debt evidenced by the Note.

3. All references contained in the Loan Documents to "Borrower" or "Mortgagor" shall, as of the date hereof, refer to the Transferees. All references contained in the Loan Documents to "KPERS" are hereby deleted.

4.    Northwestern hereby consents to the Sale as the "one‑time transfer of all but not less than all of the Property" referenced in the provision of the Lien Instrument entitled "Prohibition on Transfer/Limited Transfer Right". Transferees shall have no further right under the "one-time transfer" provision as set forth in the Lien Instrument.

5. Transferees hereby assume, ratify and confirm all of the Loan Obligations and hereby promise to pay the Note according to its terms, and to perform and be bound by each and all of the covenants, agreements and obligations contained in the Note and the Lien Instrument, as though the Note and the Lien Instrument had originally been made, executed and delivered by Transferees, except that the reduction, if any, of the principal amount of the Note and the payment of interest thereon as of the date of the Sale and Assumption shall be recognized.

6. Northwestern hereby releases PHSC from any and all obligations under the Loan Documents and any other documents executed and/or delivered in connection with the Loan, except the Indemnity Agreement (limited as provided in paragraph 7 below).

7. Northwestern hereby releases PHSC from all liability under the Indemnity Agreement, except for Damages (as defined in the Indemnity Agreement) suffered or incurred by any of the Indemnified Parties (as defined in the Indemnity Agreement) as a result of any Environmental Activity or Condition (as defined in the Indemnity Agreement) first occurring or arising on or before the date of the Sale and Assumption.

8. PHSC, by its execution hereof, acknowledges that PHSC shall remain liable, under the Indemnity Agreement for Damages resulting from any Environmental Activity or Condition first occurring or arising on or before the date of the Sale and Assumption for a period of two (2) years after the Sale (unless a claim is pending).

9. The Note is hereby amended as follows:

(a) subsection (h) contained in the definition of Recourse Obligations is hereby amended in its entirety as follows:

"(h) all outstanding amounts due under the Indebtedness, including principal, interest, and other charges if there shall be a violation of any of the provisions of the Lien Instrument following the caption entitled "Prohibition on Transfer"; and

(b) the following subsection (i) is hereby added to and made a part of the definition entitled "Recourse Obligations" contained in the Note:

"(i) reasonable attorneys' fees and expenses incurred to the extent suit is brought to collect any of the amounts described in subparagraphs (a) through (i) above."

(c) the following paragraph contained on page six (6) of the Note is hereby amended to read, in its entirety:

"Notwithstanding the foregoing, the personal liability of Borrower shall be limited to the assets of Borrower as opposed to the assets of Borrower's beneficial owners, except as otherwise provided in the Guarantee of Recourse Obligations dated as of September 17, 2013 and the Environmental Indemnity Agreement dated as of September 17, 2013. If Borrower is a partnership or limited liability company, a negative capital account of any partner or member in Borrower, as applicable, shall not be deemed an asset of Borrower. If such proceeds are insufficient to pay the Indebtedness, Lender will never institute any action, suit, claim or demand in law or in equity against the partners, members or shareholders of Borrower for or on account of such deficiency."

10. The Lien Instrument is hereby amended as follows:

(a) the definition of Loan Documents on page 4 of the Lien Instrument is hereby amended to read, in its entirety, as follows:

"Loan Documents" means this instrument, the Note, that certain Application for Mortgage Loan dated August 8, 2006 from PHSC Holdings, LLC, a Delaware limited liability company to Mortgagee, and that certain acceptance letter issued by Mortgagee on August 15, 2006 (together, the "Commitment"), that certain Absolute Assignment of Leases and Rents of even date herewith between PHSC Holdings, LLC, a Delaware limited liability company and Mortgagee (the "Absolute Assignment"), that certain Certification of Borrower of even date herewith, those certain Limited Liability Company Supplements dated September 17, 2013 and any other supplements and authorizations required by Mortgagee and any other agreement entered into or document executed by Mortgagor and delivered to Mortgagee in connection with the indebtedness evidenced by the Note, except for that certain Environmental Indemnity Agreement dated as of September 17, 2013 given by A & B Properties, Inc., a Hawaii corporation to Mortgagee (the "Environmental Indemnity Agreement"), as any of the foregoing may be amended from time to time."

(b) the definition of "Major Tenants" as defined in the provision of the Lien Instrument entitled "Insurance" is hereby amended to read as follows:

"Major Tenants" means Sam's Club, Regal Cinemas, 24 Hour Fitness, Pier I Imports, Price Busters, and Ross Dress for Less.

(c) all references in the Lien Instrument to the "CompUSA Lease" are hereby deleted and replaced with the "24 Hour Fitness Lease". "24 Hour Fitness Lease" means that certain lease dated November 18, 2008, as amended from time to time, between Borrower, as successor landlord, and 24 Hour Fitness USA, Inc., a California corporation, as tenant.

(d) the provision of the Lien Instrument entitled "Personal Property" is hereby amended by deleting subsection (c) in its entirety and replacing it with the following:

"(c)    Mortgagor is limited liability company organized under the laws of the State of Hawaii. Until the Indebtedness is paid in full, Mortgagor (i) shall not change its legal name without providing Mortgagee with thirty (30) days prior written notice; (ii) shall not change its state of organization; and (iii) shall preserve its existence and shall not, in one transaction or a series of transactions, merge into or consolidate with any other entity."

(e) the provision of the Lien Instrument entitled "Partial Release" is hereby deleted in its entirety.

(f) the provision of the Lien Instrument entitled "Prohibition on Transfer" is hereby amended to read in its entirety the following .

Prohibition on Transfer. The present ownership and management of the Property is a material consideration to Mortgagee in making the loan secured by this instrument, and Mortgagor shall not (i) convey title to all or any part of the Property, (ii) enter into any contract to convey (land contract/installment sales contract/contract for deed) title to all or any part of the Property which gives a purchaser possession of, or income from, the Property prior to a transfer of title to all or any part of the Property ("Contract to Convey") or (iii) cause or permit a Change in the Proportionate Ownership (as hereinafter defined) of Mortgagor. Any such conveyance, entering into a Contract to Convey or Change in the

Proportionate Ownership of Mortgagor shall constitute a default under the terms of this instrument.

"Change in the Proportionate Ownership" means in the case of a corporation, a change in, or the existence of a lien on, the direct or indirect ownership of the stock of Mortgagor; in the case of a trust, a change in the trustee, or a change in, or the existence of a lien on, the direct or indirect ownership of the beneficial interests of Mortgagor; in the case of a limited liability company, a change in, or the existence of a lien on, the direct or indirect ownership of the limited liability company interests of Mortgagor; in the case of a partnership, a change in, or the existence of a lien on, the direct or indirect ownership of the partnership interests of Mortgagor.

Any transfer with regards to Mortgagor's reverse IRC Section 1031 exchange shall not constitute an Event of Default or be deemed to be a prohibited transfer pursuant to this provision entitled "Prohibition on Transfer".

(g) the provision of the Lien Instrument entitled "Notices" is hereby amended to read, in its entirety, as follows:

"Notices. Any notices, demands, requests and consents permitted or required hereunder or under any other Loan Document shall be in writing, may be delivered personally or sent by certified mail with postage prepaid or by reputable courier service with charges prepaid. Any notice or demand sent to Mortgagor by certified mail or reputable courier service shall be addressed to Mortgagor:

Jan Cadena
A & B Properties, Inc.
822 Bishop Street
Honolulu, HI 96813
jcadena@abprop.com
808-525-8458
808-525-8460 fax

or such other address in the United States of America as Mortgagor shall designate in a notice to Beneficiary given in the manner described herein. Any notice sent to Beneficiary by certified mail or reputable courier service shall be addressed to The Northwestern Mutual Life Insurance Company to the attention of the Real Estate Investment Department at 720 East Wisconsin Avenue, Milwaukee, WI 53202, or at such other addresses as Beneficiary shall designate in a notice given in the manner described herein. Any notice given to Beneficiary shall refer to the Loan No. set forth above. Any notice or demand hereunder shall be deemed given when received; provided that any notice or demand which is rejected, the acceptance of delivery of which is refused or which is incapable of being delivered during normal business hours at the address specified herein or such other address designated pursuant hereto shall be deemed received as of the date of attempted delivery."

(h) the provision of the Lien Instrument entitled "Nature and Succession of Agreements" is hereby amended to read, in its entirety, as follows:

"Nature and Succession of Agreements. Each of the provisions, covenants and agreements contained herein shall inure to the benefit of, and be binding on, the heirs, executors, administrators, successors, grantees, and assigns of the parties hereto, respectively, and the term "Mortgagee" shall include the owner and holder of the Note. The liability of Mortgagor hereunder shall be joint and several."

11. Except as set forth herein, the Note and the Lien Instrument shall remain in full force and effect, unchanged and in all respects, ratified and confirmed.

12. Nothing herein contained shall affect the priority of the Lien Instrument over other liens, charges, encumbrances or conveyances. In addition, except as expressly provided herein, nothing herein contained shall release or change the liability of any party who may now or hereafter be liable, primarily or secondarily, under or on account of the Note.

13. All references in the Loan Documents (i) to the Lien Instrument shall mean the Lien Instrument, as modified by this Assumption and Amendment, (ii) to the Loan Documents shall mean the Loan Documents as described in this Assumption and Amendment.

14. This Assumption and Amendment may be executed in any number of counterparts and shall be binding upon all parties with the same force and effect as if all parties had signed the same counterpart, and each signed counterpart shall constitute an original of this Assumption and Amendment.

(remainder of page intentionally left blank; signatures follow)

IN WITNESS WHEREOF, this Assumption and Amendment has been executed by the undersigned as of the day and year first above written.

PHSC HOLDINGS, LLC, a Delaware limited
liability company

By:    KRE Holding, LLC,
a Delaware limited liability company,
its sole member
By:    /s/ Alec D. Burleigh
Name: Alec D. Burleigh
Its: Authorized Signatory

STATE OF     Massachusetts    )
)ss.
COUNTY OF Suffolk        )

The foregoing instrument was acknowledged before me this 11th day of September, 2013, by Alec D. Burleigh the Authorized Signatory of KRE Holding, LLC, a Delaware limited liability company as the Sole Member of PHSC HOLDINGS, LLC, a Delaware limited liability company and acknowledged the execution of the foregoing instrument as the act and deed of said limited liability company.

My commission expires: 10/18/13
/s/ Linda M. Prisco
Commonwealth of Massachusetts,
Notary Public

(signatures continued on next page)
(signatures continued)

APB PEARL HIGHLANDS LLC,
a Hawaii limited liability company

By:    T.G. Super Exchange Corp.,
its Sole Manager and Sole Member

By:    /s/ Mae Nakagawa
Name: Mae Nakagawa
Its: Assistant Vice President

By:    /s/ Danette Tamayoshi
Name: Danette Tamayoshi
Its: Assistant Secretary

(continued on next page)

STATE OF HAWAII    )
) SS:
CITY AND COUNTY OF HONOLULU    )

On this 10th day of September, 2013, before me appeared MAE NAKAGAWA, to me personally known, who, being by me duly sworn or affirmed did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Signature:    /s/ Pamela Simon
Name:    Pamela Simon
Notary Public, State of Hawaii

My commission expires:     9/13/2015

(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description:  Loan Assumption and Amendment to Loan Documents

Doc. Date: September 17, 2013 or ☐ Undated at time of notarization.
No. of Pages: 15   Jurisdiction: First Circuit
   (in which notarial act is performed)
/s/ Pamela Simon September 10, 2013
Signature of Notary Date of Notarization and
                                           Certification Statement

Pamela Simon (Official Stamp or Seal)
Printed Name of Notary

(continued on next page)

STATE OF HAWAII    )
) SS:
CITY AND COUNTY OF HONOLULU    )

On this 10th day of September, 2013, before me appeared DANETTE TAMAYOSHI, to me personally known, who, being by me duly sworn or affirmed did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Signature:        /s/ Pamela Simon
Name:    Pamela Simon
Notary Public, State of Hawaii

My commission expires:     9/13/2015

(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description: Loan Assumption and Amendment to Loan Documents

Doc. Date: September 17, 2013 or ☐ Undated at time of notarization.
No. of Pages: 15  Jurisdiction: First Circuit
   (in which notarial act is performed)
/s/ Pamela Simon September 10, 2013     Signature of Notary Date of Notarization and
Certification Statement

Pamela Simon (Official Stamp or Seal)
Printed Name of Notary

(signatures continued on next page)

(signatures continued)

A & B PEARL HIGHLANDS LLC,
a Hawaii limited liability company

By:    T.G. Super Exchange Corp.,
its Sole Manager and Sole Member

By:    /s/ Mae Nakagawa
Name: Mae Nakagawa
Its: Assistant Vice President

By:    /s/ Danette Tamayoshi
Name: Danette Tamayoshi
Its: Assistant Secretary

STATE OF HAWAII    )
) SS:
CITY AND COUNTY OF HONOLULU    )

On this 10th day of September, 2013, before me appeared MAE NAKAGAWA, to me personally known, who, being by me duly sworn or affirmed did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Signature:        /s/ Pamela Simon
Name:    Pamela Simon
Notary Public, State of Hawaii

My commission expires:     9/13/2015

(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description: Loan Assumption and Amendment to Loan Documents

Doc. Date: September 17, 2013 or ☐ Undated at time of notarization.
No. of Pages: 15  Jurisdiction: First Circuit
   (in which notarial act is performed)
/s/ Pamela Simon September 10, 2013     Signature of Notary Date of Notarization and
Certification StatementPamela Simon (Official Stamp or Seal)
Printed Name of Notary

(continued on next page)

STATE OF HAWAII    )
) SS:
CITY AND COUNTY OF HONOLULU    )

On this 10th day of September, 2013, before me appeared DANETTE TAMAYOSHI, to me personally known, who, being by me duly sworn or affirmed did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Signature:        /s/ Pamela Simon
Name:    Pamela Simon
Notary Public, State of Hawaii

My commission expires:     9/13/2015

(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description: Loan Assumption and Amendment to Loan Documents

Doc. Date: September 17, 2013 or ☐ Undated at time of notarization.
No. of Pages: 15   Jurisdiction: First Circuit
   (in which notarial act is performed)
/s/ Pamela Simon September 10, 2013     Signature of Notary Date of Notarization and
Certification Statement
Pamela Simon (Official Stamp or Seal)
Printed Name of Notary

(signatures continued on next page)

(signatures continued)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation

By:	Northwestern Mutual Real Estate Investments, LLC, a Delaware limited liability company, its wholly-owned affiliate and authorized representative

By:    /s/ Paul J. Hanson
Name:     Paul J. Hanson
Its: Managing Director

Attest:     /s/ Mark Humphrey
(corporate seal)                Name:     Mark Humphrey
Its: Assistant Secretary

STATE OF WISCONSIN        )
)ss.
COUNTY OF MILWAUKEE    )

The foregoing instrument was acknowledged before me this 17th day of September, 2013, by Paul J. Hanson and Mark Humphrey, the Managing Director and Assistant Secretary, respectively, of Northwestern Investment Management Company, LLC, on behalf of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY and acknowledged the execution of the foregoing instrument as the act and deed of said corporation.

My commission is Permanent
/s/ Jeffrey R. Ruidl
Jeffrey R. Ruidl, Notary Public

This instrument was prepared by Marcia F. Drame, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.

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